AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Six Months Ended
Unaudited	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Operating Revenues
Service	$36,538	$37,142	-1.6%	$72,994	$74,243	-1.7%
Equipment	3,299	3,378	-2.3%	6,208	6,812	-8.9%
Total Operating Revenues	39,837	40,520	-1.7%	79,202	81,055	-2.3%

Operating Expenses
Cost of services and sales
Equipment	4,138	4,260	-2.9%	7,986	8,635	-7.5%
Broadcast, programming and operations	4,898	4,701	4.2%	9,872	9,330	5.8%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,218	9,514	-3.1%	18,283	18,910	-3.3%
Selling, general and administrative	8,113	8,909	-8.9%	16,600	17,350	-4.3%
Depreciation and amortization	6,147	6,576	-6.5%	12,274	13,139	-6.6%
Total Operating Expenses	32,514	33,960	-4.3%	65,015	67,364	-3.5%
Operating Income	7,323	6,560	11.6%	14,187	13,691	3.6%
Interest Expense	(1,395)	(1,258)	10.9%	(2,688)	(2,465)	9.0%
Equity in Net Income (Loss) of Affiliates	14	28	-50.0%	(159)	41	-%
Other Income (Expense) - Net	128	91	40.7%	108	161	-32.9%
Income Before Income Taxes	6,070	5,421	12.0%	11,448	11,428	0.2%
Income Tax Expense	2,056	1,906	7.9%	3,860	4,028	-4.2%
Net Income	4,014	3,515	14.2%	7,588	7,400	2.5%
Less: Net Income Attributable to Noncontrolling Interest	(99)	(107)	-7.5%	(204)	(189)	7.9%
Net Income Attributable to AT&T	$3,915	$3,408	14.9%	$7,384	$7,211	2.4%

Basic Earnings Per Share Attributable to AT&T	$0.63	$0.55	14.5%	$1.19	$1.17	1.7%
Weighted Average Common Shares Outstanding (000,000)	6,165	6,174	-0.1%	6,166	6,173	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.63	$0.55	14.5%	$1.19	$1.17	1.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,184	6,195	-0.2%	6,185	6,193	-0.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2017	2016
Assets
Current Assets
Cash and cash equivalents	$25,617	$5,788
Accounts receivable - net of allowances for doubtful accounts of $732 and $661	14,997	16,794
Prepaid expenses	1,371	1,555
Other current assets	11,562	14,232
Total current assets	53,547	38,369
Property, Plant and Equipment - Net	126,184	124,899
Goodwill	105,546	105,207
Licenses	95,864	94,176
Customer Lists and Relationships - Net	12,414	14,243
Other Intangible Assets - Net	7,980	8,441
Investments in Equity Affiliates	1,615	1,674
Other Assets	17,645	16,812
Total Assets	$420,795	$403,821

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$10,831	$9,832
Accounts payable and accrued liabilities	26,471	31,138
Advanced billing and customer deposits	4,371	4,519
Accrued taxes	3,331	2,079
Dividends payable	3,008	3,008
Total current liabilities	48,012	50,576
Long-Term Debt	132,824	113,681
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	61,926	60,128
Postemployment benefit obligation	31,422	33,578
Other noncurrent liabilities	20,753	21,748
Total deferred credits and other noncurrent liabilities	114,101	115,454
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,471	89,604
Retained earnings	36,067	34,734
Treasury stock	(12,697)	(12,659)
Accumulated other comprehensive income	5,389	4,961
Noncontrolling interest	1,133	975
Total stockholders' equity	125,858	124,110
Total Liabilities and Stockholders' Equity	$420,795	$403,821

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Six Months Ended
Unaudited	June 30,
	2017	2016
Operating Activities
Net income	$7,588	$7,400
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,274	13,139
Undistributed loss (earnings) from investments in equity affiliates	167	(22)
Provision for uncollectible accounts	795	705
Deferred income tax expense	964	1,767
Net loss (gain) from sale of investments, net of impairments	12	(85)
Actuarial loss (gain) on pension and postretirement benefits	(259)	-
Changes in operating assets and liabilities:
Accounts receivable	119	(364)
Other current assets	471	2,229
Accounts payable and other accrued liabilities	(2,761)	(3,032)
Equipment installment receivables and related sales	907	464
Deferred fulfillment costs	(796)	(1,190)
Retirement benefit funding	(280)	(280)
Other - net	(1,041)	(2,524)
Total adjustments	10,572	10,807
Net Cash Provided by Operating Activities	18,160	18,207

Investing Activities
Capital expenditures:
Purchase of property and equipment	(10,750)	(9,702)
Interest during construction	(473)	(437)
Acquisitions, net of cash acquired	1,224	(485)
Dispositions	51	107
Sales of securities, net	-	500
Net Cash Used in Investing Activities	(9,948)	(10,017)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(2)	-
Issuance of long-term debt	24,115	10,140
Repayment of long-term debt	(6,118)	(9,129)
Purchase of treasury stock	(458)	(197)
Issuance of treasury stock	24	119
Dividends paid	(6,021)	(5,899)
Other	77	(1,137)
Net Cash Provided by (Used in) Financing Activities	11,617	(6,103)
Net increase in cash and cash equivalents	19,829	2,087
Cash and cash equivalents beginning of year	5,788	5,121
Cash and Cash Equivalents End of Period	$25,617	$7,208

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Six Months Ended
Unaudited	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Capital expenditures
Purchase of property and equipment	$4,966	$5,251	-5.4%	$10,750	$9,702	10.8%
Interest during construction	$242	$219	10.5%	$473	$437	8.2%

Dividends Declared per Share	$0.49	$0.48	2.1%	$0.98	$0.96	2.1%

End of Period Common Shares Outstanding (000,000)				6,140	6,152	-0.2%
Debt Ratio				53.3%	50.5%	280	BP
Total Employees				260,480	277,200	-6.0%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2017	2016	Change
Wireless Subscribers
Domestic				136,500	131,805	3.6%
Mexico				13,082	9,955	31.4%
Total Wireless Subscribers				149,582	141,760	5.5%

Total Branded Wireless Subscribers				104,421	99,557	4.9%

Video Connections
Domestic				25,200	25,323	-0.5%
PanAmericana				8,103	7,175	12.9%
Brazil				5,519	5,348	3.2%
Total Video Connections				38,822	37,846	2.6%

Broadband Connections
IP				14,234	13,544	5.1%
DSL				1,452	2,097	-30.8%
Total Broadband Connections				15,686	15,641	0.3%

Voice Connections
Network Access Lines				12,791	15,284	-16.3%
U-verse VoIP Connections				5,853	5,593	4.6%
Total Retail Consumer Voice Connections				18,644	20,877	-10.7%

	Three Months Ended			Six Months Ended
	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Wireless Net Additions
Domestic	2,282	1,361	67.7%	4,363	3,142	38.9%
Mexico	476	742	-35.8%	1,109	1,271	-12.7%
Total Wireless Net Additions	2,758	2,103	31.1%	5,472	4,413	24.0%

Total Branded Wireless Net Additions	888	1,401	-36.6%	1,626	2,596	-37.4%

Video Net Additions
Domestic	(199)	(49)	-%	(360)	(101)	-%
PanAmericana	13	81	-84.0%	65	109	-40.4%
Brazil	(69)	6	-%	(30)	(95)	68.4%
Total Video Net Additions	(255)	38	-%	(325)	(87)	-%

Broadband Net Additions
IP	124	74	67.6%	370	276	34.1%
DSL	(133)	(197)	32.5%	(289)	(413)	30.0%
Total Broadband Net Additions	(9)	(123)	92.7%	81	(137)	-%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as "wired" or "wireline") to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Wireless service	$8,006	$7,963	0.5%		$15,935	$15,818	0.7%
Fixed strategic services	3,028	2,805	8.0%		6,002	5,556	8.0%
Legacy voice and data services	3,508	4,162	-15.7%		7,138	8,535	-16.4%
Other service and equipment	844	874	-3.4%		1,661	1,733	-4.2%
Wireless equipment	1,721	1,775	-3.0%		3,219	3,546	-9.2%
Total Segment Operating Revenues	17,107	17,579	-2.7%		33,955	35,188	-3.5%

Segment Operating Expenses
Operations and support expenses	10,313	10,857	-5.0%		20,489	21,659	-5.4%
Depreciation and amortization	2,335	2,521	-7.4%		4,647	5,029	-7.6%
Total Segment Operating Expenses	12,648	13,378	-5.5%		25,136	26,688	-5.8%
Segment Operating Income	4,459	4,201	6.1%		8,819	8,500	3.8%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$4,459	$4,201	6.1%		$8,819	$8,500	3.8%

Segment Operating Income Margin	26.1%	23.9%			26.0%	24.2%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2017	2016	Change
Business Solutions Wireless Subscribers
Postpaid/Branded					51,111	49,433	3.4%
Reseller					72	51	41.2%
Connected Devices					33,611	28,061	19.8%
Total Business Solutions Wireless Subscribers					84,794	77,545	9.3%

Business Solutions IP Broadband Connections					992	948	4.6%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
Business Solutions Wireless Net Additions
Postpaid/Branded	36	185	-80.5%		(89)	318	-%
Reseller	(5)	(13)	61.5%		1	(35)	-%
Connected Devices	2,170	1,199	81.0%		4,723	2,777	70.1%
Total Business Solutions Wireless Net Additions	2,201	1,371	60.5%		4,635	3,060	51.5%

Business Solutions Wireless Postpaid Churn	0.97%	0.91%	6	BP	1.02%	0.97%	5	BP

Business Solutions IP Broadband Net Additions	12	20	-40.0%		16	37	-56.8%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended			Six Months Ended
Unaudited	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$9,153	$8,963	2.1%	$18,173	$17,867	1.7%
High-speed internet	1,927	1,867	3.2%	3,868	3,670	5.4%
Legacy voice and data services	1,005	1,244	-19.2%	2,061	2,557	-19.4%
Other service and equipment	597	637	-6.3%	1,203	1,275	-5.6%
Total Segment Operating Revenues	12,682	12,711	-0.2%	25,305	25,369	-0.3%

Segment Operating Expenses
Operations and support expenses	9,558	9,569	-0.1%	19,159	19,147	0.1%
Depreciation and amortization	1,458	1,489	-2.1%	2,877	2,977	-3.4%
Total Segment Operating Expenses	11,016	11,058	-0.4%	22,036	22,124	-0.4%
Segment Operating Income	1,666	1,653	0.8%	3,269	3,245	0.7%
Equity in Net Income (Loss) of Affiliates	(11)	(2)	-%	(17)	1	-%
Segment Contribution	$1,655	$1,651	0.2%	$3,252	$3,246	0.2%

Segment Operating Income Margin	13.1%	13.0%		12.9%	12.8%

Supplementary Operating Data
Subscribers and connections in thousands				Six Months Ended
Unaudited				June 30,		Percent
				2017	2016	Change
Video Connections
Satellite				20,856	20,454	2.0%
U-verse				3,825	4,841	-21.0%
DIRECTV NOW				491	-	-%
Total Video Connections				25,172	25,295	-0.5%

Broadband Connections
IP				13,242	12,596	5.1%
DSL				1,060	1,585	-33.1%
Total Broadband Connections				14,302	14,181	0.9%

Voice Connections
Retail Consumer Switched Access Lines				5,257	6,515	-19.3%
U-verse Consumer VoIP Connections				5,439	5,300	2.6%
Total Retail Consumer Voice Connections				10,696	11,815	-9.5%

	Three Months Ended			Six Months Ended
	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Video Net Additions
Satellite	(156)	342	-%	(156)	670	-%
U-verse	(195)	(391)	50.1%	(428)	(773)	44.6%
DIRECTV NOW	152	-	-%	224	-	-%
Total Video Net Additions	(199)	(49)	-%	(360)	(103)	-%

Broadband Net Additions
IP	112	54	-%	354	240	47.5%
DSL	(104)	(164)	36.6%	(231)	(345)	33.0%
Total Broadband Net Additions	8	(110)	-%	123	(105)	-%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Service	$6,528	$6,948	-6.0%		$13,137	$13,891	-5.4%
Equipment	1,263	1,238	2.0%		2,394	2,623	-8.7%
Total Segment Operating Revenues	7,791	8,186	-4.8%		15,531	16,514	-6.0%

Segment Operating Expenses
Operations and support expenses	4,520	4,680	-3.4%		9,048	9,592	-5.7%
Depreciation and amortization	871	932	-6.5%		1,744	1,854	-5.9%
Total Segment Operating Expenses	5,391	5,612	-3.9%		10,792	11,446	-5.7%
Segment Operating Income	2,400	2,574	-6.8%		4,739	5,068	-6.5%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$2,400	$2,574	-6.8%		$4,739	$5,068	-6.5%

Segment Operating Income Margin	30.8%	31.4%			30.5%	30.7%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2017	2016	Change
Consumer Mobility Subscribers
Postpaid					26,290	27,862	-5.6%
Prepaid					14,187	12,633	12.3%
Branded					40,477	40,495	-%
Reseller					10,182	12,869	-20.9%
Connected Devices					1,047	896	16.9%
Total Consumer Mobility Subscribers					51,706	54,260	-4.7%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
Consumer Mobility Net Additions
Postpaid	91	72	26.4%		25	68	-63.2%
Prepaid	267	365	-26.8%		549	865	-36.5%
Branded	358	437	-18.1%		574	933	-38.5%
Reseller	(363)	(446)	18.6%		(951)	(824)	-15.4%
Connected Devices	86	(1)	-%		105	(27)	-%
Total Consumer Mobility Net Additions	81	(10)	-%		(272)	82	-%

Total Churn	2.15%	1.96%	19	BP	2.29%	2.04%	25	BP
Postpaid Churn	1.09%	1.09%	-	BP	1.16%	1.16%	-	BP

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended			Six Months Ended
Unaudited	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$1,361	$1,222	11.4%	$2,702	$2,352	14.9%
Wireless service	535	489	9.4%	1,010	944	7.0%
Wireless equipment	130	117	11.1%	243	199	22.1%
Total Segment Operating Revenues	2,026	1,828	10.8%	3,955	3,495	13.2%

Segment Operating Expenses
Operations and support expenses	1,772	1,723	2.8%	3,531	3,311	6.6%
Depreciation and amortization	311	298	4.4%	601	575	4.5%
Total Segment Operating Expenses	2,083	2,021	3.1%	4,132	3,886	6.3%
Segment Operating Income (Loss)	(57)	(193)	70.5%	(177)	(391)	54.7%
Equity in Net Income (Loss) of Affiliates	25	9	-%	45	23	95.7%
Segment Contribution	$(32)	$(184)	82.6%	$(132)	$(368)	64.1%

Segment Operating Income Margin	(2.8)%	(10.6)%		(4.5)%	(11.2)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2017	2016	Change
Mexican Wireless Subscribers
Postpaid				5,187	4,570	13.5%
Prepaid				7,646	5,059	51.1%
Branded				12,833	9,629	33.3%
Reseller				249	326	-23.6%
Total Mexican Wireless Subscribers				13,082	9,955	31.4%

Latin America Satellite Subscribers
PanAmericana				8,103	7,175	12.9%
SKY Brazil				5,519	5,348	3.2%
Total Latin America Satellite Subscribers				13,622	12,523	8.8%

	Three Months Ended			Six Months Ended
	June 30,		Percent	June 30,		Percent
	2017	2016	Change	2017	2016	Change
Mexican Wireless Net Additions
Postpaid	92	165	-44.2%	222	281	-21.0%
Prepaid	402	614	-34.5%	919	1,064	-13.6%
Branded	494	779	-36.6%	1,141	1,345	-15.2%
Reseller	(18)	(37)	51.4%	(32)	(74)	56.8%
Total Mexican Wireless Net Additions	476	742	-35.8%	1,109	1,271	-12.7%

Latin America Satellite Net Additions
PanAmericana	13	81	-84.0%	65	109	-40.4%
SKY Brazil	(69)	6	-%	(30)	(95)	68.4%
Total Latin America Satellite Net Additions	(56)	87	-%	35	14	-%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
Operating Revenues
Service	$14,534	$14,911	-2.5%		$29,072	$29,709	-2.1%
Equipment	2,984	3,013	-1.0%		5,613	6,169	-9.0%
Total Operating Revenues	17,518	17,924	-2.3%		34,685	35,878	-3.3%

Operating Expenses
Operations and support expenses	10,197	10,501	-2.9%		20,195	21,125	-4.4%
Depreciation and amortization	1,992	2,081	-4.3%		3,989	4,137	-3.6%
Total Operating Expenses	12,189	12,582	-3.1%		24,184	25,262	-4.3%
Operating Income	$5,329	$5,342	-0.2%		$10,501	$10,616	-1.1%

Operating Income Margin	30.4%	29.8%			30.3%	29.6%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2017	2016	Change
AT&T Mobility Subscribers
Postpaid					77,401	77,295	0.1%
Prepaid					14,187	12,633	12.3%
Branded					91,588	89,928	1.8%
Reseller					10,254	12,920	-20.6%
Connected Devices					34,658	28,957	19.7%
Total AT&T Mobility Subscribers					136,500	131,805	3.6%

Domestic Licensed POPs (000,000)					326	322	1.2%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2017	2016	Change		2017	2016	Change
AT&T Mobility Net Additions
Postpaid	127	257	-50.6%		(64)	386	-%
Prepaid	267	365	-26.8%		549	865	-36.5%
Branded	394	622	-36.7%		485	1,251	-61.2%
Reseller	(368)	(459)	19.8%		(950)	(859)	-10.6%
Connected Devices	2,256	1,198	88.3%		4,828	2,750	75.6%
Total AT&T Mobility Net Additions	2,282	1,361	67.7%		4,363	3,142	38.9%
M&A Activity, Partitioned Customers and Other Adjustments	-	(1)	-%		(2,723)	23	-%

Total Churn	1.28%	1.35%	-7	BP	1.37%	1.38%	-1	BP
Postpaid Churn	1.01%	0.97%	4	BP	1.07%	1.04%	3	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

June 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,107	$10,313	$6,794	$2,335	$4,459	$-	$4,459
Entertainment Group	12,682	9,558	3,124	1,458	1,666	(11)	1,655
Consumer Mobility	7,791	4,520	3,271	871	2,400	-	2,400
International	2,026	1,772	254	311	(57)	25	(32)
Segment Total	39,606	26,163	13,443	4,975	8,468	$14	$8,482
Corporate and Other	231	87	144	2	142
Acquisition-related items	-	281	(281)	1,170	(1,451)
Certain Significant items	-	(164)	164	-	164
AT&T Inc.	$39,837	$26,367	$13,470	$6,147	$7,323

June 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,579	$10,857	$6,722	$2,521	$4,201	$-	$4,201
Entertainment Group	12,711	9,569	3,142	1,489	1,653	(2)	1,651
Consumer Mobility	8,186	4,680	3,506	932	2,574	-	2,574
International	1,828	1,723	105	298	(193)	9	(184)
Segment Total	40,304	26,829	13,475	5,240	8,235	$7	$8,242
Corporate and Other	216	293	(77)	20	(97)
Acquisition-related items	-	233	(233)	1,316	(1,549)
Certain Significant items	-	29	(29)	-	(29)
AT&T Inc.	$40,520	$27,384	$13,136	$6,576	$6,560

Six Months Ended
Dollars in millions
Unaudited

June 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$33,955	$20,489	$13,466	$4,647	$8,819	$-	$8,819
Entertainment Group	25,305	19,159	6,146	2,877	3,269	(17)	3,252
Consumer Mobility	15,531	9,048	6,483	1,744	4,739	-	4,739
International	3,955	3,531	424	601	(177)	45	(132)
Segment Total	78,746	52,227	26,519	9,869	16,650	$28	$16,678
Corporate and Other	456	308	148	33	115
Acquisition-related items	-	488	(488)	2,372	(2,860)
Certain Significant items	-	(282)	282	-	282
AT&T Inc.	$79,202	$52,741	$26,461	$12,274	$14,187

June 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$35,188	$21,659	$13,529	$5,029	$8,500	$-	$8,500
Entertainment Group	25,369	19,147	6,222	2,977	3,245	1	3,246
Consumer Mobility	16,514	9,592	6,922	1,854	5,068	-	5,068
International	3,495	3,311	184	575	(391)	23	(368)
Segment Total	80,566	53,709	26,857	10,435	16,422	$24	$16,446
Corporate and Other	489	670	(181)	37	(218)
Acquisition-related items	-	528	(528)	2,667	(3,195)
Certain Significant items	-	(682)	682	-	682
AT&T Inc.	$81,055	$54,225	$26,830	$13,139	$13,691